Acquisition of Tanker Investments Ltd.	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Acquisition of Tanker Investments Ltd.

Acquisition of SPT
On July 31, 2015, the Company acquired SPT from a company jointly-owned by Teekay and a Norway-based marine transportation company, I.M. Skaugen SE, for a cash purchase price of $47.3 million (including $1.8 million for working capital). To finance this acquisition, Teekay subscribed for approximately 6.5 million shares of the Company’s Class B common stock at a subscription price of approximately $6.99 per share. SPT provides a full suite of ship-to-ship transfer services in the oil, gas and dry bulk industries. In addition to full service lightering and lightering support, it also provides consultancy and LNG terminal management services. This acquisition established the Company as a global company in the ship-to-ship transfer business, which increases the Company’s fee-based revenue and its overall fleet utilization. As at July 31, 2015, SPT owned and operated a fleet of six ship-to-ship support vessels and had one chartered-in Aframax tanker. See note (3) to the table below.

The following table summarizes the final estimates of fair values of the SPT assets acquired and liabilities assumed by the Company on the acquisition date. The acquisition of SPT was accounted for using the acquisition method of accounting, based upon estimates of fair value at the acquisition date as finalized in the final purchase price allocation in the first quarter of 2016. Such estimates of fair value resulted in an increase in goodwill of $8.1 million and a decrease in intangible assets by $8.4 million from preliminary estimates. Such changes did not have a material impact to the Company's consolidated statements of (loss) income for 2016.

As at July 31, 2015 $
ASSETS
Cash, cash equivalents and short-term restricted cash	1,292
Accounts receivable	10,332
Prepaid expenses and other current assets	3,763
Vessels and equipment	6,475
Other assets	143
Intangible assets subject to amortization
Customer relationships (1)	17,901
Customer contracts (1)	4,599
Goodwill (2)	8,059
Total assets acquired	52,564
LIABILITIES
Accounts payable	(3,650)
Accrued liabilities	(3,276)
Total liabilities assumed	(6,926)
Net assets acquired (3)	45,638

(1)
The customer relationships and customer contracts are being amortized over a weighted average amortization period of 10 years and 7.6 years, respectively. As at December 31, 2017, the gross carrying amount, accumulated amortization and net carrying amount were $22.5 million, $8.0 million and $14.5 million (2016 - $22.5 million, $4.8 million and $17.7 million; 2015 - $30.9 million, $1.3 million and $29.6 million), respectively. Amortization of intangible assets for the five fiscal years subsequent to 2017 is expected to be $2.9 million (2018), $2.2 million (2019), $2.0 million (2020), $1.8 million (2021), $1.6 million (2022) and $4.0 million (thereafter).

(2)	Goodwill recognized from this acquisition attributed $1.9 million to the Company's conventional tanker segment and $6.2 million to the Company's ship-to-ship transfer segment.

(3)
Prior to the SPT acquisition date, SPT had in-chartered the Explorer Spirit (formerly known as the SPT Explorer) from Teekay, which was acquired by the Company in December 2015. Retroactively adjusting the Company’s consolidated financial statements for the acquisition of the Explorer Spirit has resulted in $1.4 million of the SPT acquisition purchase price being characterized as the settlement of a pre-existing relationship. Such amount was accounted for as a reduction to revenue on the SPT acquisition date.

Operating results of SPT are reflected in the Company’s consolidated financial statements commencing July 31, 2015, the effective date of acquisition. The following table provides comparative summarized consolidated pro forma financial information for the Company for the year ended December 31, 2015, giving effect to the Company’s acquisition of SPT as if it had taken place on January 1, 2015:

Unaudited Pro Forma Year ended December 31, 2015 $
Revenues	570,381
Net income	178,266
Earnings per common share:
Basic	1.33
Diluted	1.33
Acquisition of Tanker Investments Ltd.
On May 31, 2017, the Company entered into a Merger Agreement to acquire the remaining 27.0 million issued and outstanding common shares of TIL, by way of a share-for-share exchange of 3.3 shares of Class A common stock of the Company for each TIL common stock. On November 17, 2017, the Company's shareholders voted in favor of increasing the authorized number of its Class A common shares to permit the issuance of Class A common shares as consideration for the merger with TIL. Concurrently, the merger was approved by the shareholders of TIL. The Company amended its amended and restated articles of incorporation and completed the merger on November 27, 2017, as a result of which TIL became a wholly-owned subsidiary of the Company. As consideration for the merger, the Company issued 88,977,544 Class A common shares to the TIL shareholders (other than the Company and its subsidiaries) for $151.3 million, or $1.70 per share.

Pursuant to this acquisition, the Company acquired a modern fleet of 10 Suezmax tankers, six Aframax tankers and two Long Range 2 (or LR2) product tankers with an average age of 7.3 years, assumed $47.1 million of net working capital and other long-term liabilities and assumed long-term debt with a principal balance outstanding of $338.9 million. The merger with TIL was accounted for as an acquisition of assets. The purchase price of the acquisition consisted of the fair value of the Company's shares issued on the merger date ($151.3 million), the transaction costs associated with the merger ($6.8 million) and the fair value of the Company's 11.3% pre-existing ownership in TIL at the close of the merger ($19.2 million), for a total acquisition cost of $177.3 million. Net working capital and other long-term liabilities of $47.1 million and $337.1 million of long-term debt assumed were recognized at their fair values on November 27, 2017. The remaining amount of the purchase price was allocated to vessels ($467.1 million) and existing time-charter contracts ($0.2 million), on a relative fair value basis.